SPINNAKER ETF SERIES
(formerly, Spinnaker ETF Trust)

Fieldstone Merlin Dynamic Large Cap Growth ETF
Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF
Fieldstone UVA Dividend Value ETF

Supplement to the Prospectus, Summary Prospectuses, and
Statement of Additional Information

March 14, 2018
This supplement to the Prospectus, Summary Prospectuses, and Statement of Additional Information each dated August 18, 2017 as supplemented September 7, 2017, is to notify shareholders that, effective as of February 27, 2018, the name of the Spinnaker ETF Trust has been changed to the Spinnaker ETF Series. Any references to the former in the Prospectus, Summary Prospectuses and Statement of Additional Information should be read to refer to the latter.
For further information, please contact the Funds toll-free at 1-800-773-3863.  You may obtain copies of the Prospectus, Summary Prospectuses and Statement of Additional Information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Funds toll-free at the number above.

Investors Should Retain This Supplement for Future Reference